Exhibit 10.1

CONVERTIBLE NOTE PURCHASE AGREEMENT

This CONVERTIBLE NOTE PURCHASE AGREEMENT (the “Agreement”), dated April 1, 2020, by and between TechCare Corp., a Delaware corporation, having a principal place of business at 1140 Avenue of the Americas, New York, NY, USA (the “Company”), and Citrine S A L Investment & Holdings Ltd and additional entities listed on Appendix A, which are all affiliated with one another, having a principal place of business at 3 Hamelacha St., Tel Aviv, Israel (the “Buyer”), (together the “Parties”).

WHEREAS:

A.	The Parties are entering into this Agreement in order to allow the Company access to a source of capital while the market suffers from a high level of uncertainty due to the spread of the coronavirus.
B.	The Parties are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”) as described in this Agreement.
C.	Buyer desires to purchase and Company desires to issue and sell during the Draw Down Period as set forth in Section 2 below and upon the terms and conditions set forth in this Agreement, six percent (6%) convertible notes of Company (such 6% interest shall apply to funds provided under this Agreement and used for working capital purposes; funds provided under this Agreement and used for investment activities may be subject to a different interest rate as shall be set forth in the Guidelines - Exhibit B), in the form attached hereto as Exhibit A, up to an aggregate principal amount of $1,800,000.00 (the “Limit”) (each such convertible note, a “Note” and combined with any other convertible notes to be issued pursuant to Draw Down Notices: the “Notes”) convertible into shares of common stock of Company, $0.0001 par value per share (the “Common Stock”) upon the terms and subject to the limitations and conditions set forth in such Note. Buyer shall have the right to add from time to time, at its own discretion, additional entities to the list in Appendix A and such entities shall become bound by the terms and conditions of this Agreement and shall be allowed to participate in purchases of Notes under this Agreement as shall be decided in Buyer’s sole discretion. Any such additional entity shall execute this Agreement and the Registration Rights Agreement upon joining the list of entities in appendix A.
D.	The terms and conditions contained herein, Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, such principal amount of the Note as is set forth immediately below its name on the signature pages hereto.

NOW THEREFORE, Company and Buyer severally (and not jointly) hereby agree as follows:

1.	Purchase and Sale of Note.

a.	Purchase of Note. On each Closing Date (as defined below) pursuant to a delivery of a Draw Down Notice from Company to Buyer, Company shall issue and sell to Buyer and Buyer agrees to purchase from Company such principal amount of a Note as set forth in the Draw Down Notice, subject to the terms and conditions of this Agreement.

b.	Form of Payment/Closing/Closing Date. On the fourteenth (14th) business day following delivery of a Draw Down Notice by Company to Buyer (i) Buyer shall pay the purchase price for the Note to be issued and sold to it at the Closing (the “Purchase Price”) by wire transfer of immediately available funds to Company, in accordance with Company’s written wiring instructions, against delivery of the Note, and (ii) Company shall deliver such duly executed Note on behalf of Company, to Buyer, against delivery of such Purchase Price. Such event, the “Closing” and such date, the “Closing Date”.

c.	Use of Purchase Price. The Company shall use the Purchase Price only in accordance with the guidelines set forth in Exhibit B (the “Guidelines”). The Guidelines shall be provided by Buyer to the Company within 14 business days following execution of this Agreement by the Parties.

d.	Co-Investments. The Parties hereby acknowledge and confirm that Buyer, at its sole discretion, may participate alongside with the Company in any investment the Company makes for as long as this Agreement is in effect.

2. Draw Down Period. For a period that starts on the date hereof and ends at the earlier of (i) 6 months following the date hereof and (ii) the consummation of a public offering by the Company (the “Draw Down Period”) and so long as no Event of Default (as such term is defined in Exhibit A) has taken place with respect to any Purchase Price transferred to the Company by Buyer under this Agreement, the Company shall have the right to draw down from the Buyer sums of money subject to the terms and conditions of this Agreement and cumulatively up to the Limit. At each Closing, the Company shall issue a new Note to the Buyer setting forth the amount specified in the Draw Down Notice and the maturity date of such Note. Each Note issued pursuant to a Draw Down Notice shall mature at the eighteen (18) months anniversary of the respective Closing Date and such date shall be recorded on the Note.

3. Draw Down Notice. The Company, at any time during the Draw Down Period, shall have a right (the “Draw Down Right”) to provide a draw down notice to Buyer (the “Draw Down Notice”) requiring the Buyer to provide a sum of money, subject to the terms and conditions of this Agreement. The interval between one Draw Down Notice to the next shall be at least thirty (30) days. The Buyer, however, has the right, at its sole discretion, to waive such requirement. Each Draw Down Notice provided to the Buyer shall be for an amount between $50,000 and $350,000, at Company’s discretion, and subject, cumulatively, to the Limit. Draw Down Notices shall be provided in the form attached hereto as Exhibit C. The Buyer shall reply within fourteen (14) business days of receipt of a Draw Down Notice with the names of the parties which will provide funds to the Company pursuant to a Draw Down Notice including the respective amounts to be transferred to the Company by each such party – all at Buyer’s sole discretion. Prior to any Closing, the Company shall provide to Buyer an acknowledgment letter in the form attached hereto as Exhibit D and the timely delivery of such letter shall be a condition to the respective Closing.

4. Exceptions to Company’s Draw Down Right. Should Company be under an Event of Default (as such term is defined in Exhibit A) under any of the Notes, the Company shall entirely lose its right to provide the Buyer with a Draw Down Notice and the right to provide a Draw Down Notice to the Buyer shall resume, subject to the terms of this Agreement, only when the Event of Default is completely cured and the Company is no longer under an Event of Default under any and all Notes outstanding under this Agreement. Moreover, the Buyer shall have the right not to do a Closing, pursuant to a Draw Down Notice, should by the time the Purchase Price shall be delivered to the Company in accordance with the terms of this Agreement, the Company will become subject to an Event of Default.

5. Right to Match Terms. Should the Company enter into any financing agreement or into an option agreement to provide financing to the Company while this Agreement is effective (the “Future Financing”), it shall notify the Buyer about the full terms and conditions of such transactions and Buyer shall have the right if it finds, at its sole discretion, that the terms of the Future Financing are preferable to the terms of the Note/s under this Agreement, to cause the Company to match the terms of any outstanding Note/s and any additional Notes to be issued under this Agreement to those of the Future Financing. For clarity, should Buyer use its matching right under this Section 5, all terms of the Note/s shall be matched with those of the Future Financing and not merely specific terms which the Buyer may find preferable.

6. Representations and Warranties of Buyer. Buyer represents and warrants to Company that:

a.	Investment Purpose. As of the date hereof, Buyer is purchasing the Note and the shares of Common Stock issuable upon full conversion of, or otherwise pursuant to, the Note (including, without limitation, such additional shares of Common Stock, if any, as are issuable (i) on account of interest on the Note, and (ii) as a result of the events described in Sections 1.3 and 1.4 of the Note) pursuant to this Agreement, such shares of Common Stock being collectively referred to herein as the “Conversion Shares” and, collectively with the Note, the “Securities” and any of the Securities, a “Security”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act, provided, however, that by making the representations herein, Buyer does not agree to hold any Securities for a minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

b.	(Intentionally Omitted).

c.	Reliance on Exemptions. Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that Company is relying upon the truth and accuracy of, and Buyer’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire the Securities.

d.	Information. Buyer and its advisors, if any, have been, and for so long as the Note remains outstanding will continue to be furnished with all publicly made materials relating to the business, finances and operations of Company and materials relating to the offer and sale of the Securities which have been requested by Buyer or its advisors. Buyer and its advisors, if any, have been, and for so long as the Note remains outstanding will continue to be, afforded the opportunity to ask questions of Company. Notwithstanding the foregoing, Company has not disclosed to Buyer any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to Buyer. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer’s right to rely on Company’s representations and warranties contained in Section 3 below. Buyer understands that its investment in the Securities involves a significant degree of risk. Buyer is not aware of any facts that may constitute a breach of any of Company’s representations and warranties made herein.

e.	Governmental Review. Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

f.	Transfer or Re-sale. Buyer understands that the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless: (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act; (b) Buyer shall have delivered to Company, at the cost of Buyer, an opinion of counsel to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (c) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f); (d) the Securities are sold pursuant to Rule 144; (e) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) (“Regulation S”); (f) the Securities are sold pursuant to any other available exemption from the registration requirements under the 1933 Act; (g) a restrictive legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) and Buyer shall have delivered to Company, at the cost of Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions. Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement in compliance with applicable securities rules and regulations.

g.	Legends. Buyer understands that the Note, and until such time as the Conversion Shares have become eligible for transfer pursuant to any of the alternatives specified in Section 2(f) above, the Conversion Shares may bear a restrictive legend in substantially the following form:

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

The legend set forth above shall be removed from a Security which satisfied any of the alternatives specified in Section 2(f) above and Company shall cause its Transfer Agent to issue a certificate(s) without such legend upon request by its holder. In the absence of a registration statement covering the Security, such holder shall provide an opinion of counsel, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act.

h.	Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of Buyer, and this Agreement constitutes a valid and binding agreement of Buyer enforceable in accordance with its terms.

7. Representations and Warranties of Company. Company represents and warrants to Buyer that:

a. Organization and Qualification. Company and each of its Subsidiaries (as defined below), if any, is, or shall be, a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Schedule 3(a) sets forth a list of all of the Subsidiaries of Company and the jurisdiction in which each is incorporated. Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. “Subsidiary” or “Subsidiaries” (as the case may be) means any corporation or other organization, whether incorporated or unincorporated, in which Company owns, directly or indirectly, an equity majority or other controlling ownership interest.

b. Authorization; Enforcement. (i) Company has all requisite corporate power and authority to enter into and perform this Agreement, the Note and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Note by Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion or exercise thereof) have been duly authorized by Company’s Board of Directors and no further consent or authorization of Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by Company by its authorized representative, and such authorized representative is the true and official representative with the authority to sign this Agreement and the other documents executed in connection herewith and bind Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by Company of the Note, each of such instruments will constitute, a legal, valid and binding obligation of Company enforceable against Company in accordance with its terms.

c. Capitalization. As of the date hereof, the authorized capital stock of Company consists of: 500,000,000 shares of Common Stock, $0.0001 par value per share, and ___________ shares of preferred stock, $0.0001 par value per share, of which 494,721,815 shares of Common Stock and ___________ shares of preferred stock are issued and outstanding as of the date hereof; except as disclosed in Company’s SEC Documents (as defined herein) and Schedule 3(c), no shares are reserved for issuance pursuant to Company’s stock option plans, no shares are reserved for issuance pursuant to securities (other than the Note) exercisable for, or convertible into or exchangeable for shares of Common Stock. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and non-assessable. No shares of capital stock of Company are subject to preemptive rights or any other similar rights of the shareholders of Company or any liens or encumbrances imposed through the actions or failure to act of Company. Except as disclosed in Company’s SEC Documents as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of Company or any of its Subsidiaries, or arrangements by which Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Note or the Conversion Shares.

d. Issuance of Shares. The Conversion Shares are duly authorized and reserved for issuance and, upon conversion of the Note in accordance with its respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of Company and will not impose personal liability upon the holder thereof.

e. Registration of Conversion Shares. Company acknowledges and confirms that the Conversion Shares shall be registered with the SEC in accordance with the Registration Rights Agreement (Exhibit E).

f. Acknowledgment of Dilution. Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares upon conversion of the Note. Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Note in accordance with this Agreement and the Note is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of Company.

g. No Conflicts. The execution, delivery and performance of this Agreement, the Note by Company and the consummation by Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license of instrument to which Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which Company or its securities are subject) applicable to Company or any of its Subsidiaries or by which any property or asset of Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither Company nor any of its Subsidiaries is in default (and no event has occurred which the notice or lapse of time or both could put Company or any of its Subsidiaries in default) under, and neither Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Company or any of its Subsidiaries is a party or by which any property or assets of Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of Company and its Subsidiaries, if any, are not being conducted, and shall be conducted so long as Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, Company is not required to obtain any consent, authorization or order of, or make any filing or registration with any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement, the Note in accordance with the terms hereof or thereof or to issue and sell the Note in accordance with the terms hereof and to issue the Conversion Shares upon conversion of the Note. All consents, authorizations, orders, filings and registrations which Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

h. SEC Documents: Financial Statements. Except as disclosed in Schedule 3(h), the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents, other than exhibits to such documents, incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof, or pursuant to pending comments from the SEC. As of their respective dates, the financial statements of Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with the United States Generally Accepted Accounting Principles (“US GAAP”), consistently applied, during the periods involved and fairly present in all material respects the consolidated financial position of Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of Company included in the SEC Documents, Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under US GAAP to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of Company.

i. Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of Company or any of its Subsidiaries, threatened against or affecting Company of any of its Subsidiaries, or their officers or directors in the their capacity as such, that could have a Material Adverse Effect. Schedule 3(i) contains a complete list and summary description of any pending or, to the knowledge of Company threatened proceeding against or affecting Company or any of its Subsidiaries, without regard to whether it would have a Material Adverse Effect. Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

j. Patents, Copyrights, etc. Company and each of its Subsidiaries owns or possesses or in the process of obtaining ownership of the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights (“Intellectual Property”) necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to Company’s knowledge threatened, which challenges the right of Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); to the best of Company’s knowledge, Company’s or its Subsidiaries’ current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and Company is unaware of any facts or circumstances which might give rise to any of the foregoing. Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

k. No Materially Adverse Contracts, Etc. Neither Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation, which in the judgment of Company’s officers has or is expected in the future to have a Material Adverse Effect. Neither Company nor any of its Subsidiaries is a party to any contract or agreement, which in the judgment of Company’s officers has or is expected to have a Material Adverse Effect.

l. Tax Status. Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of Company know of no basis for any such claim. Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of Company’s tax returns are presently being audited by any taxing authority.

m. Disclosure. All information relating to or concerning Company or any of its Subsidiaries set forth in this Agreement and provided to Buyer pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by Company but which has not been so publicly announced or disclosed (assuming for this purpose that Company’s reports filed under the 1934 Act are being incorporated into an effective registration statement filed by Company under the 1933 Act).

n. Permits; Compliance. Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), and there is no action pending or, to the knowledge of Company, threatened regarding suspension or cancellation of any of Company Permits. Neither Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Except as set forth in Schedule 7(n), since December 31, 2019, neither Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to the possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

o. Environmental Matters.

(i)	There are, to Company’s knowledge, with respect to Company or any of its Subsidiaries or any predecessor of Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to Company’s knowledge, threatened in connection with any of the foregoing. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or waste (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ii)	Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by Company or any of its subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by Company or any of its Subsidiaries during the period the property was owned, leased or used by Company or any of its Subsidiaries, except in the normal course of Company’s or any of its Subsidiaries’ business.

(iii)	There are no underground storage tanks on or under any real property owned, leased or used by Company or any of its Subsidiaries that are not in compliance with applicable law.

p. Title to Property. Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(p) or such as would not have a Material Adverse Effect. Any real property and facilities held under lease by Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

q. Insurance. Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of Company believes to be prudent and customary in the businesses in which Company and its Subsidiaries are engaged. Neither Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. Upon written request Company will provide to Buyer true and correct copies of all policies relating to the directors’ and officers’ liability coverage, errors and omissions coverage, and commercial general liability coverage.

r. Internal Accounting Controls. Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of Company’s board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

s. Foreign Corrupt Practices. Neither Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of Company or any Subsidiary has, in the course of his actions for, or on behalf of, Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provisions of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

t. Breach of Representations and Warranties by Company. If Company breaches any of the representations or warranties set forth in this Section 3, and in addition to any other remedies available to Buyer pursuant to this Agreement, it will be considered an Event of Default under Section 3.4 of the Note.

8. Covenants.

a. Best Efforts. The Parties shall use their best efforts to timely satisfy each of the conditions described in Section 10 and 11 of this Agreement.

b. Corporate Existence. So long as Buyer beneficially owns any Note, Company shall maintain its corporate existence and shall not sell all or substantially all of Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of Company’s assets, following a written consent by Buyer to engage in such transaction, where the surviving or successor entity in such transaction assumes Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith.

c. Breach of Covenants. If Company breaches any of the covenants set forth in this Section 4, and in addition to any other remedies available to Buyer pursuant to this Agreement, it will be considered an event of default under Section 3.3 of the Note.

d. Trading Activities. Neither Buyer nor its affiliates has an open short position in the common stock of Company and Buyer agrees that it shall not, and that it will cause its affiliates not to, engage in any short sales with respect to the common stock of Company.

9. Transfer Agent Instructions. Company shall issue prior to each Closing irrevocable instructions to its transfer agent to issue certificates, registered in the name of Buyer or its nominee, for the Conversion Shares in such amounts as specified from time to time by Buyer to Company upon conversion of the Note in accordance with the terms set forth in Exhibit C (the “Irrevocable Transfer Agent Instructions”). In the event that the Borrower proposes to replace its transfer agent, the Borrower shall provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to the Purchase Agreement (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount) signed by the successor transfer agent to Borrower and the Borrower. Prior to registration of the Conversion Shares under the 1933 Act or the date on which the Conversion Shares may be sold without any restriction pursuant to Rule 144 or any available exemption under the 1933 Act, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. Company warrants that; (i) no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares, prior to registration of Conversion Shares under the 1933 Act or the date on which the Conversion Shares may be sold pursuant to Rule 144 or any available exemption under the 1933 Act, without any restriction), will be given by Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of Company as and to the extent provided in this Agreement and the Note; (ii) it will not direct its transfer agent not to transfer or delay, impair, and/or hinder its transfer agent in transferring (or issuing), electronically or in certificated form, any certificate for Conversion Shares to be issued to Buyer upon conversion of or otherwise pursuant to the Note as and when required by the Note and this Agreement; and (iii) it will not fail to remove, or direct its transfer agent not to remove or impair, delay, and/or hinder its transfer agent from removing, any restrictive legend, or to withdraw any stop transfer instructions in respect thereof, on any certificate for any Conversion Shares issued to Buyer upon conversion of or otherwise pursuant to the Note as and when required by the Note and this Agreement. Nothing in this Section shall affect in any way Buyer’s obligations and agreement set forth in Section 2(g) hereof. If Buyer provides Company, at the cost of Buyer, with (i) an opinion of counsel in form, substance and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act pursuant to Rule 144 or any available exemption under the 1933 Act, Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by Buyer. Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to Buyer, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, Company acknowledges that the remedy at law for a breach of its obligations under this Section 9 may be inadequate and agrees, in the event of a breach or threatened breach by Company of the provisions of this Section, that Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

10. Conditions to Company’s Obligation to Enter into this Agreement. The obligation of Company hereunder to issue and sell the Note to Buyer at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto:

a. Buyer shall have executed this Agreement and delivered the same to Company.

b. The representations and warranties of Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Buyer at or prior to the Closing Date.

c. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority or competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

11. Conditions to Buyer’s Obligation to Enter into this Agreement. The obligation of Buyer hereunder to purchase the Note at the Closing is subject to the satisfaction, at or before the Closing date of each of the following conditions:

a.	Company shall have executed this Agreement and delivered the same to Buyer.

b.	Company shall have delivered to Buyer the duly executed Registration Rights Agreement (Exhibit E) in accordance with Section 7e.

c.	The representations and warranties of Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Company at or prior to the Closing Date. Buyer shall have received a certificate or certificates, executed by the chief executive officer of Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by Buyer including, but not limited to certificates with respect to Company’s Certificate of Incorporation, By-law’s and Board of Directors’ resolutions relating to the transactions contemplated hereby.

d.	No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority or competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

e.	No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on Company including but not limited to a change in the 1934 Act reporting status of Company or the failure of Company to be timely in its 1934 Act reporting obligations.

f.	Trading in the Company’s Common Stock shall not have been suspended by the SEC.

12. Governing Law; Indemnity; Miscellaneous.

a.	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Israel without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the courts in Tel Aviv-Jaffa, Israel. The Parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being serviced in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b.	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

c.	Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d.	Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e.	Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the Parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Company nor Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the majority in interest of Buyer.

f.	Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to Company:

TechCare Corp.

Phone:

Email: __________________________

If to Buyer:

Citrine SAL Investment & Holdings Ltd

Phone:

Email: _________________________

Each party shall provide notice to the other party of any change in address.

g.	Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and assigns. Neither Company nor Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2(f), Buyer may assign its rights hereunder to any person that purchases Securities in a private transaction from Buyer or to any of its affiliates as that term is defined under the 1934 Act, without the consent of Company.

h.	Third Party Beneficiaries. This Agreement is intended for the benefit of the Parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i.	Survival. The representations and warranties of Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of Buyer.

j.	Indemnity. Company agrees to indemnify and hold harmless Buyer and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

k.	Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

l.	No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any party.

m.	Remedies. Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by Company of the provisions of this Agreement, that Buyer shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

[REMAINDER OF DOCUMENT INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned Buyer and Company have caused this Agreement to be duly executed as of the date first above written.

Name: __________________	Name: _____________________

Signature: ______________________	Signature: ____________________

for and on behalf of:	for and on behalf of:

TECHCARE CORP.	CITRINE S A L INVESTMENT & HOLDINGS LTD

Name: ________________________	Name: __________________

Signature: ______________________	Signature: _______________

for and on behalf of:	for and on behalf of:

BEEZZ HOME TECHNOLOGIES LTD	WEALTHSTONE PRIVATE EQUITY LTD

Name: ____________________	Name: __________________

Signature: ______________________	Signature: _______________

for and on behalf of:	for and on behalf of:

WEALTHSTONE HOLDINGS LTD	GOLDEN HOLDINGS NETO LTD

Name: ____________________	Name: __________________

Signature: ______________________	Signature: _______________

for and on behalf of:	for and on behalf of:

CITRINE BIOTECH 5 LP	CITRINE HIGH TECH 6 LP

Name: __________________	Name: __________________

Signature: ______________________	Signature: _______________

for and on behalf of:	for and on behalf of:

CITRINE HIGH TECH 7 LP	CITRINE 8 LP

Name: ____________________	Name: ________________

Signature: ______________________	Signature: _______________

for and on behalf of:	for and on behalf of:

CITRINE 9 LP	CITRINE BIOTECH 10 LP

Appendix A

List of entities:

1.	Citrine S A L Investment & Holdings Ltd
2.	Beezz Home Technologies Ltd
3.	WealthStone Private Equity Ltd
4.	WealthStone Holdings Ltd
5.	Golden Holdings Neto Ltd
6.	Citrine Biotech 5 LP
7.	Citrine High Tech 6 LP
8.	Citrine High Tech 7 LP
9.	Citrine 8 LP
10.	Citrine 9 LP
11.	Citrine Biotech 10 LP

Exhibit B

Guidelines

Exhibit C

Draw Down Notice

Exhibit D

Acknowledgment Letter

EXHIBIT A

CONVERTIBLE PROMISSORY NOTE

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY TIIE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (11) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAYBE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Issue Date: ______ __, 2020

Principal Amount: $_________

Interest Rate: 6% per annum

Maturity Date: ______ __, 202_

CONVERTIBLE PROMISSORY NOTE

FOR VALUE RECEIVED, TechCare Corp., a Delaware corporation (hereinafter called the “Borrower”), hereby promises to pay to the order of [__________], an Israeli company, or its registered assigns (the “Holder”) the sum of $[__________] together with any interest as set forth herein, on __, 202_ (the “Maturity Date”), and to pay interest on the unpaid principal balance hereof at the rate of six percent (6%) per annum (the “Interest Rate”) from the date hereof (the “Issue Date”) until the same becomes due and payable, whether at the Maturity Date or upon acceleration or by prepayment or otherwise. This Note may not be prepaid in whole or in part except as otherwise explicitly set forth herein. Any amount of principal and interest on this Note, which is not paid when due, shall bear interest at the rate of twenty percent (20%) per annum, or the maximum interest allowed under applicable usury laws if lower, from the due date thereof until the same is paid (“Default Interest”) and shall be subject to a partial penalty at the rate of five percent (5%) on the outstanding principal and accrued interest under this Note (“Partial Penalty Payment”). Interest shall commence accruing on the date that the Note is fully paid by the Holder and shall be computed on the basis of a 365-day year and the actual number of days elapsed. All payments due hereunder (to the extent not converted into Borrower’s common stock, $0.0001 par value per share (the “Common Stock”) in accordance with the terms hereof shall be made in lawful money of the United States of America. All payments shall be made at such address, as Holder shall hereafter give to Borrower by written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day and in the case of any interest payment date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. As used in this Note, the term “business day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed. Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in that certain Convertible Note Purchase Agreement dated the date hereof, by and between Borrower and Holder, pursuant to which this Note was originally issued (the “Purchase Agreement”).

Borrower _______________	Holder _______________

This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of Borrower and will not impose personal liability upon Holder thereof.

The following terms shall apply to this Note:

ARTICLE I. CONVERSION RIGHTS

1.1 Conversion Right. At Holder’s election, this Note shall be convertible, for as long as it is outstanding, in whole or in part, as may be decided at Holder’s sole discretion, into shares of Common Stock (as such Common Stock exists on the Issue Date, or any shares of capital stock or other securities of Borrower into which such Common Stock shall hereafter be changed or reclassified), at the conversion price (the “Conversion Price”) determined as provided herein (a “Conversion”);

The number of shares of Common Stock to be issued upon the conversion of this Note, or any part thereof, shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion, in the form attached hereto as Exhibit D (the “Conversion Notice”), delivered to Borrower by Holder in accordance with Section 1.4 below; provided that the Conversion Notice is submitted by facsimile or e-mail (or by other means resulting in, or reasonably expected to result in, notice) to Borrower before 6:00 pm New York, New York time on such conversion date (the “Conversion Date”). The term “Conversion Amount” means, with respect to any conversion of this Note, the sum of (1) the principal amount of this Note to be converted in such conversion plus (2) at Holder’s option, accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Note to the Conversion Date, plus (3) at Holder’s option, Default Interest and Partial Penalty Payment, if any.

Borrower _______________	Holder _______________

1.2 Conversion Price.

Calculation of Conversion Price: The Conversion Price per share of Common Stock shall equal the Variable Conversion Price (as defined herein) (all Conversion Prices are subject to equitable adjustments for stock splits, stock dividends or rights offerings by Borrower relating to Borrower’s securities or the securities of any subsidiary of Borrower, combinations, recapitalization, reclassifications, extraordinary distributions and similar events). As used in this Agreement, the “Variable Conversion Price” shall mean 85% multiplied by the Market Price (as defined herein) (representing a discount rate of 15%). “Market Price” means the lowest closing price of the Common Stock on the trading market where Borrower’s Common Stock is quoted (the “Trading Market”), as reported by a reliable reporting service (e.g. Bloomberg LP) during the 5 Trading Days immediately preceding the Conversion Date, or if no such price is available in the foregoing manner, the lowest closing bid price quoted for the Common Stock by any of the market makers during such 5 Trading Days. If the Market Price for the Common Stock is not available in any of the manners provided above, then the Market Price shall be the fair market value as mutually determined by the Borrower and the Holder. “Trading Day” shall mean any day on which the Common Stock is tradable for any period on the Trading Market.

1.3 Authorized Shares. Borrower covenants that during the period the conversion right exists, Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock for the entire principal amount of this Note, plus all accrued and unpaid interest thereon, plus any liquidated damages as per Section 1.4(g) below, Default Interest and Partial Penalty Payment (the “Reserved Amount”). Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. In addition, if Borrower shall issue any securities or make any change to its capital structure which would change the number of shares of Common Stock into which the Notes shall be convertible at the then current Conversion Price, Borrower shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Notes. Borrower (i) acknowledges that it has irrevocably instructed its transfer agent to issue certificates for the Common Stock issuable upon conversion of this Note, and (ii) agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Note. If, at any time Borrower does not maintain the Reserved Amount it will be considered an Event of Default.

1.4 Method of Conversion.

(a)	Mechanics of Conversion. Subject to Section 1.1, this Note may be converted by Holder in whole or in part for as long as this Note is outstanding. by (a) submitting to Borrower a Conversion Notice by facsimile (with receipt confirmation from recipient), e-mail or other reasonable means of communication dispatched on the Conversion Date prior to 6:00 p.m., Eastern Standard Time and (b) subject to Section 1.4(b), surrendering this Note at the principal office of Borrower (in case of full conversion).

Borrower _______________	Holder _______________

(b)	Surrender of Note Upon Conversion. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, Holder shall not be required to physically surrender this Note to Borrower unless the entire unpaid principal amount of this Note is so converted. Holder and Borrower shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to Holder and Borrower, so as not to require physical surrender of this Note upon each such conversion. in the event of any dispute or discrepancy, such records of Borrower shall, prima-facie, be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of this Note is converted as aforesaid, Holder may not transfer this Note unless Holder first physically surrenders this Note to Borrower, whereupon Borrower will forthwith issue and deliver upon the order of Holder a new Note of like tenor, registered to Holder (upon payment by Holder of any applicable transfer taxes) representing in the aggregate the remaining unpaid principal amount of this Note.

(c)	Payment of Taxes. Borrower shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock or other securities or property on conversion of this Note in a name other than that of Holder (or in street name), and Borrower shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than Holder or the custodian in whose street name such shares are to be held for Holder’s account) requesting the issuance thereof shall have paid to Borrower the amount of any such tax or shall have established to the satisfaction of Borrower that such tax has been paid.

(d)	Delivery of Common Stock upon Conversion. Upon receipt by Borrower from Holder of a facsimile transmission (with receipt confirmation from recipient) or e-mail (or other reasonable means of communication) of a Conversion Notice meeting the requirements for conversion as provided in this Section 1.4, Borrower shall issue and deliver or cause to be issued and delivered to the order of Holder certificates for the Common Stock issuable upon such conversion within two (2) business days after such receipt (but in no event later than the third (3rd) business day being hereinafter referred to as the “Deadline”) (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Note) in accordance with the terms hereof and the Purchase Agreement.

(e)	Obligation of Borrower to Deliver Common Stock. Upon receipt by Borrower of a Conversion Notice, Holder shall be deemed to be Holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion, and, unless Borrower defaults on its obligations under this Article I, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If Holder shall have given a Conversion Notice as provided herein, Borrower’s obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of Borrower to Holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by Holder of any obligation to Borrower, and irrespective of any other circumstance which might otherwise hint such obligation of Holder to Borrower in connection with such conversion. The Conversion Date specified in the Conversion Notice shall be the Conversion Date so long as the Conversion Notice is received by Borrower before 6:00 p.m., Eastern Standard Time, on such date.

Borrower _______________	Holder _______________

(f)	Delivery of Common Stock by Electronic Transfer. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided Borrower is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer (“FAST”) program, upon request of Holder, Borrower shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to Holder by crediting the account of Holder’s Prime Broker with DTC through its Deposit Withdrawal Agent Commission (“DWAC”) system.

(g)	Failure to Deliver Common Stock Prior to Deadline; Partial Liquidated Damages. Should Borrower fail to deliver the Common Stock by the Deadline then Holder, at any time, prior to selling all of the shares being converted, may rescind any portion, in whole or in part, of that particular conversion, attributable to the unsold shares and have the rescinded conversion amount returned to the principal sum with the rescinded conversion shares returned to the Borrower. Without in any way limiting Holder’s right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of this Note is not delivered by the Deadline, Borrower shall pay to Holder $500 per day in cash, for each day beyond the Deadline that Borrower fails to deliver such Common Stock. Such cash amount shall be paid to Holder on the business day immediately following delivery of the Common Stock or, at the option of Holder (by written notice to Borrower), shall be added to the principal amount of this Note, in which event interest shall accrue thereon in accordance with the terms of this Note and such additional principal amount shall be convertible into Common Stock in accordance with the terms of this Note. In addition, if delivery of the Common Stock issuable upon conversion of this Note is not delivered by the Deadline, Borrower shall cover all costs associated with the issuance of such Common Stock. Borrower agrees that the damages resulting from a failure to issue Common Stock by the Deadline pursuant to a Conversion Notice is impossible to quantify. Accordingly, the parties acknowledge that the partial liquidated damages provision contained in this Section 1.4(g) are justified.

1.5 Concerning the Shares. Holder understands that the Note, and until such time as the Conversion Shares have become eligible for transfer pursuant to any of the alternatives specified in Section 2(f) of the Purchase Agreement, the Conversion Shares may bear a restrictive legend in substantially the following form:

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT, NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

Borrower _______________	Holder _______________

The legend set forth above shall be removed from a Security which satisfied any of the alternatives specified in Section 2(f) of the Purchase Agreement and Company shall cause its Transfer Agent to issue a certificate(s) without such legend upon request by its holder. In the absence of a registration statement covering the Security, such holder shall provide an opinion of counsel, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act.

1.6 Effect of Certain Events.

(a)	Adjustment due to Distribution. If Borrower shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to Borrower’s shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off) (a “Distribution”), then Holder of this Note shall be entitled, upon any conversion of this Note after the date of record for determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been payable to Holder with respect to the shares of Common Stock issuable upon such conversion had such Holder been Holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

(b)	Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price as a result of the events described in this Section 1.6, Borrower, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. Borrower shall, upon the written request at any time of Holder, furnish to such Holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of the Note.

Borrower _______________	Holder _______________

1.7 Status as Shareholder. Upon submission of a Conversion Notice by Holder, (i) the shares covered thereby (provided the Reserved Amount fully covers the dollar amount being converted and that such shares meet the conditions set forth in Section 1.1 above) shall be deemed converted into shares of Common Stock and (ii) Holder’s rights as a Holder of such converted portion of this Note shall cease and terminate, excepting only the right to receive certificates (or electronic transmissions into Holder’s broker account) for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such holder because of a failure by Borrower to comply with the terms of this Note. Notwithstanding the foregoing, if a Holder has not received certificates (or transfer in the form of electronic transmission into Holder’s broker account) for all shares of Common Stock prior to the tenth (10th) business day after the expiration of the Deadline with respect to a conversion of any portion of this Note for any reason, then (unless Holder otherwise elects to retain its status as a holder of Common Stock by so notifying Borrower) Holder shall regain the rights of a Holder of this Note with respect to such unconverted portions of this Note and Borrower shall, as soon as practicable, return such unconverted Note to Holder or, if the Note has not been surrendered, adjust its records to reflect that such portion of this Note has not been converted. In all cases, Holder shall retain all of its rights and remedies (including, without limitation the right to receive liquidated damages pursuant to Section 1.4(g), to the extent required thereby, for Borrower’s failure to convert this Note.

1.8 Prepayment Notwithstanding anything to the contrary contained in this Note, at any time during the period beginning on the Issue Date and for so long as this note remains outstanding, Borrower shall have the right, exercisable on not less than fourteen (14) Trading Days prior written notice to Holder of the Note to prepay the outstanding Note (principal and accrued interest), in full, in accordance with this Section 1.8. In lieu of the foregoing prepayment, the Holder shall have the right to fully convert the Note, or any remaining amount outstanding under it, into Common Stock of Borrower. The day on which Holder responds to Borrower’s Optional Prepayment Notice and instructs Borrower to either prepay or convert the Note into Common Stock of Buyer shall hereinafter be referred to as the “Response Day”. Any notice of prepayment hereunder (an “Optional Prepayment Notice”) shall be delivered to Holder of the Note at its registered addresses by facsimile (with receipt confirmation by recipient) or email and shall state: (i) that Borrower is exercising its right to prepay the Note, and (ii) the date of prepayment which shall be not more than three (3) Trading Days following the Response Day. On the date fixed for prepayment (the “Optional Prepayment Date”), Borrower shall make payment of the Optional Prepayment Amount (as defined below) to or upon the order of Holder as specified by Holder in writing to Borrower at least one (1) business day prior to the Optional Prepayment Date. If Borrower exercises its right to prepay the Note, Borrower shall make payment to Holder of an amount in cash (the “Optional Prepayment Amount”) equal to 115%, multiplied by the then outstanding principal amount of this Note. The Optional Prepayment Amount shall also include the accrued and unpaid interest on the unpaid principal amount of this Note to the Optional Prepayment Date and any other amounts due to Holder pursuant to the terms of this Note. Same amount shall apply should Holder choose the foregoing conversion option in this Section 1.8 into Common Stock of Borrower in lieu of prepayment and Borrower shall effect such conversion within three (3) Trading Days following the Response Day. If Borrower delivers an Optional Prepayment Notice and fails to pay the Optional Prepayment Amount due to Holder of the Note or convert the Note into Common Stock of Borrower, as the case may be, within two (2) business days following the Optional Prepayment Date, Borrower shall forever forfeit its right to prepay the Note pursuant to this Section 1.8.

Borrower _______________	Holder _______________

ARTICLE II. CERTAIN COVENANTS

2.1 Distributions on Capital Stock. So long as Borrower shall have any obligation under this Note, Borrower shall not without Holder’s written consent (a) pay, declare or set apart for such payment, any dividend or other distribution (whether in cash, property or other securities) on shares of capital stock other than dividends on shares of Common Stock solely in the form of additional shares of Common Stock or (b) directly or indirectly or through any subsidiary make any other payment or distribution in respect of its capital stock except for distributions pursuant to any shareholders’ rights plan which is approved by a majority of Borrower’s disinterested directors.

2.2 Restriction on Stock Repurchases. So long as Borrower shall have any obligation under this Note, Borrower shall not without Holder’s written consent redeem, repurchase or otherwise acquire (whether for cash or in exchange for property or other securities or otherwise) in any one transaction or series of related transactions any shares of capital stock of Borrower or any warrants, rights or options to purchase or acquire any such shares.

2.3 Sale of Assets. So long as Borrower shall have any obligation under this Note, Borrower shall not, without Holder’s written consent, sell, lease or otherwise dispose of any significant portion of its assets outside the ordinary course of business. Any consent to the disposition of any assets may be conditioned on a specified use of the proceeds of disposition.

ARTICLE III. EVENTS OF DEFAULT/INDEMNITY

If any of the following events set forth in Sections 3.1 to 3.11 occur (each, an “Event of Default”), the Holder shall be entitled to consider the Borrower to be in default and this Note shall become immediately due and payable:

3.1 Failure to Pay Principal or Interest. Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at the Maturity Date, upon acceleration or otherwise.

3.2 Conversion and the Shares. Borrower fails to issue shares of Common Stock to Holder (or announces or threatens in writing that it will not honor its obligation to do so) upon exercise by Borrower of the conversion rights in accordance with the terms of this Note, fails to transfer or cause its transfer agent to transfer or issue any certificate (or electronic transmission) for shares of Common Stock issued to Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, Borrower directs its transfer agent not to transfer or delays, impairs, and/or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form) the shares of Common Stock to be issued to Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any shares of Common Stock issued to Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note (or makes any written announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any written announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for three (3) business days after Borrower shall have delivered a Conversion Notice.

3.3 Breach of Covenants. Borrower breaches any material covenant or other material term or condition contained in this Note and any collateral documents including but not limited to the Purchase Agreement and such breach continues for a period of ten (10) days after written notice thereof to Borrower from Holder.

Borrower _______________	Holder _______________

3.4 Breach of Representations and Warranties. Any representation or warranty of Borrower made herein or in any agreement, statement or certificate given in pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement), shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of Holder with respect to this Note or the Purchase Agreement.

3.5 Receiver or Trustee. Borrower or any subsidiary of Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

3.6 Judgments. Any money judgment, writ or similar process shall be entered or filed against Borrower or any subsidiary of Borrower or any of its property or other assets for more than $50,000, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) days unless otherwise consented to by Holder, which consent will not be unreasonably withheld.

3.7 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Borrower or any subsidiary of Borrower.

3.8 Failure to Maintain Quotation of Common Stock. Borrower shall fail to maintain the quotation of the Common Stock on a Trading Market.

3.9 Liquidation. Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

3.10 Cessation of Operations. Any cessation of operations by Borrower or Borrower admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of Borrower’s ability to continue as a “going concern” shall not be an admission that Borrower cannot pay its debts as they become due.

3.11 Replacement of Transfer Agent. In the event that Borrower proposes to replace its transfer agent, Borrower fails to provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to the Purchase Agreement (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount) signed by the successor transfer agent to Borrower and Borrower.

3.12 Indemnification of Holder. In addition to any other remedies available to the Holder, Borrower will, at all times, indemnify, save, and hold harmless Holder and its officers, directors, employees, and agents from and against all sums and expenses, claims, costs, charges, legal fees, collection fees, disbursements, and expenses of very kind and nature associated with a breach of this Agreement by Borrower, including, but not limited to, any breach of a representation, warranty, or covenant made by Borrower.

Borrower _______________	Holder _______________

3.13

ARTICLE IV. MISCELLANEOUS

4.1 Failure or Indulgence Not Waiver. No failure or delay on the part of Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to he received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

The addresses for such communications shall be:

If to Borrower, to:

TechCare Corp.

Attn:

Telephone:

Email: _________________________

Borrower _______________	Holder _______________

If to Holder, to:

Citrine 7 Ltd

Attn:

Telephone:

E-mail: ________________________

4.3 Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by Borrower and Holder. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument (and the other Notes issued pursuant to the Purchase Agreement) as originally executed, or if later amended or supplemented, then as so amended or supplemented.

4.4 Assignability. This Note shall be binding upon Borrower and its successors and assigns, and shall inure to the benefit of Holder and its successors and assigns. Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement in compliance with applicable securities rules and regulations.

4.5 Cost of Collection. If default is made in the payment of this Note, Borrower shall pay Holder hereof all costs of collection, including reasonable attorneys’ fees.

4.6 Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Note shall be brought only in the state courts of Delaware or in the federal courts located in Delaware. The parties to this Note hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Borrower and Holder waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Note or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provisions shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision, which may prove invalid or unenforceable under any law, shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Note, or any other agreement/document related to it, by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

4.7 Convertible Note Purchase Agreement. By its acceptance of this Note, each party agrees to be bound by the applicable terms of the Convertible Note Purchase Agreement dated March __, 2020.

4.8 Remedies. Borrower acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to Holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, Borrower acknowledges that the remedy at law for a breach of its obligations under this Note will be inadequate and agrees, in the event of a breach or threatened breach by Borrower of the provisions of this Note, that Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Note and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

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Borrower _______________	Holder _______________

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

SIGNED by:	|
for and on behalf of	|
Citrine 7 Ltd
|
Signature: ____________________	|
|
SIGNED by: ____________________	|
for and on behalf of	|
TechCare Corp.

Signature: ____________________	|

Borrower _______________	Holder _______________

EXHIBIT D: NOTICE OF CONVERSION

The undersigned hereby elects to convert $[ ____________] of the Note (defined below) into the number of shares of Common Stock of TechCare Corp. (the “Borrower”) to be issued pursuant to the conversion of the Note as set forth below according to the conditions of the Convertible Promissory Note of Borrower dated March __, 2020 (the “Note”). No fee will be charged to Holder for any conversion, except for transfer taxes, if any.

Box Checked as to applicable instructions:

☐	Pursuant to Holder’s instruction, the Borrower shall electronically transmit the Common Stock issuable pursuant to this Conversion Notice to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DWAC Transfer”). This election shall only be effective if the Company’s transfer agent is a participating member of DTC’s DWAC program and the Borrower is DWAC eligible.

Name of DTC Prime Broker:

Account Number:

☐	Pursuant to holder’s instruction, the Borrower shall issue a certificate or certificates for the number of shares of Common Stock set forth below in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

Citrine 7 Ltd

Telephone:

Date of Conversion: ________________

Applicable Conversion Price: ________________

Number of Shares of Common Stock to be Issued: ________________

Pursuant to Conversion of the Notes:

Amount of Principal Balance Due remaining under the Note after this conversion:

Citrine 7 Ltd

By: ___________________________

Name:

Title:

Date: __________________________

Borrower _______________	Holder _______________

exhibit E

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of April 1, 2020, among TechCare Corp., a Delaware corporation (the “Company”) and Citrine S A L Investment & Holdings Ltd and additional entities listed on Appendix A to the Convertible Note Purchase Agreement (the “Buyer”).

This Agreement is made pursuant to the Convertible Note Purchase Agreement, dated as of the date hereof between the Company and the Buyer (the “Purchase Agreement”).

The Company and Buyer hereby agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 6(d).

“Effectiveness Period” shall have the meaning set forth in Section 2.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities. Holder may refer to Holders where appropriate.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Person” means an individual or an entity or both, as the case may be.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means all of (i) the Conversion Shares under outstanding Note/s, and (ii) any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

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“Registration Statement” means the Registration Statement with respect to which the Holders shall have piggyback registration rights (as set forth in Section 6(h) below) and any additional registration statements filed pursuant to the Purchase Agreement and any exhibits thereto, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

2. Shelf Registration.

If any Registration Statement is subject to any registration cap, the Registrable Securities shall have priority over all other securities registered or proposed to be registered on such Registration Statement. Subject to the terms of this Agreement, the Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible and shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold (the “Effectiveness Period”). The Company shall promptly notify the Holders via facsimile or electronic mail (written confirmation of receipt required) of the effectiveness of a Registration Statement on the same Trading Day that the Company confirms effectiveness with the Commission. The Company shall file a final Prospectus with the Commission as required by Rule 424.

3. Registration Procedures

In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than five Trading Days prior to the filing of a Registration Statement and not less than 1 Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of Holder, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to Holder to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holder shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than 5 Trading Days after the Holder has been so furnished copies of a Registration Statement or 1 Trading Day after the Holder has been so furnished copies of any related Prospectus or amendment or supplement thereto and provided that such failure to file shall not constitute a default under any of the Transaction Documents provided that the Company use commercially reasonable effort to address such objections promptly.

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(b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holder true and complete copies of all correspondence from and to the Commission relating to the Registration Statement (provided that the Company may excise any information contained therein which would constitute material non-public information as to Holder); and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holder set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c) (Intentionally Omitted).

(d) Notify the Holder of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than 1 Trading Day prior to such filing) and (if requested by any such Holder) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement; and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus; provided that any and all of such information shall remain confidential to Holder until such information otherwise becomes public, unless disclosure by Holder is required by law; provided, further, notwithstanding Holder’s agreement to keep such information confidential, the Holder makes no acknowledgement that any such information is material, non-public information.

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(e) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f) Furnish to Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Holder, and all exhibits to the extent requested by such Holder (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(g) Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Holder in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(h) Should any broker-dealer be required to make a filing or have the Company make a filing with any regulatory authority prior to executing a sale by Holder, the Company shall (i) make an issuer filing with such authority or authorities, (ii) respond within five Trading Days to any comments received in connection therewith, and (iii) pay the filing fees required in connection therewith.

(i) Prior to any resale of Registrable Securities by Holder, use its commercially reasonable efforts to register or qualify or cooperate with the Holder in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

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(j) If requested by the Holder, cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as Holder may request.

(k) Upon the occurrence of any event contemplated by this Section 3, as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holder in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holder shall suspend use of such Prospectus. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

(l) Comply with all applicable rules and regulations of the Commission.

(m) The Company may require the Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by the Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the Registrable Securities.

4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (C) if not previously paid by the Company in connection with an issuer filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holder.

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5. Indemnification

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of Holder, each Person who controls Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, shareholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (2) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding Holder furnished in writing to the Company by Holder expressly for use therein, or to the extent that such information relates to Holder or Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by Holder of an outdated or defective Prospectus after the Company has notified Holder in writing that the Prospectus is outdated or defective and prior to the receipt by Holder of the Advice contemplated in Section 6(d). The Company shall notify the Holder promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

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(b) Indemnification by Holder. Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that such information relates to Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by Holder of an outdated or defective Prospectus after the Company has notified Holder in writing that the Prospectus is outdated or defective and prior to the receipt by Holder of the Advice contemplated in Section 6(d). In no event shall the liability of Holder hereunder be greater in amount than the dollar amount of the net proceeds received by Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

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An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is judicially determined to be not entitled to indemnification hereunder.

(d) Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), Holder shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by Holder.

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The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6. Miscellaneous

(a) Remedies. In the event of a breach by the Company or by the Holder, of any of their respective obligations under this Agreement, Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b) (Intentionally Omitted).

(c) (Intentionally Omitted).

(d) Discontinued Disposition. Holder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d), Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable.

(e) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Holder of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(f) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

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(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors. Neither party may assign this Agreement or any rights or obligations hereunder (other than by merger).

(h) Piggyback Registration Rights. If at any time during the Effectiveness Period there is no effective Registration Statement covering all of the Registrable Securities then issued and outstanding and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall include in such registration statement all of such Registrable Securities. For clarity, the provisions of this Section 6(h) shall require that the Company include the Registrable Securities on the first registration statement it files following the date hereof.

(i) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holder in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Schedule 6(i), neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

(j) Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(k) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Convertible Note Purchase Agreement and the Convertible Promissory Note issued pursuant thereto.

(l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(n) Headings. The headings in this Agreement are for convenience only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

Name: _____________________	Name: ______________________

Signature: ______________________	Signature: ___________________

for and on behalf of:	for and on behalf of:

TECHCARE CORP.	CITRINE S A L INVESTMENT & HOLDINGS LTD

Name: ____________________	Name: ____________________

Signature: ______________________	Signature: __________________

for and on behalf of:	for and on behalf of:

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BEEZZ HOME TECHNOLOGIES LTD	WEALTHSTONE PRIVATE EQUITY LTD

Name: _____________________	Name: ___________________

Signature: ______________________	Signature: _________________

for and on behalf of:	for and on behalf of:

WEALTHSTONE HOLDINGS LTD	GOLDEN HOLDINGS NETO LTD

Name: ____________________	Name: _____________________

Signature: ______________________	Signature: ___________________

for and on behalf of:	for and on behalf of:

CITRINE BIOTECH 5 LP	CITRINE HIGH TECH 6 LP

Name: ____________________	Name: _____________________

Signature: ______________________	Signature: ___________________

for and on behalf of:	for and on behalf of:

CITRINE HIGH TECH 7 LP	CITRINE 8 LP

Name: ____________________	Name: _____________________

Signature: ______________________	Signature: __________________

for and on behalf of:	for and on behalf of:

CITRINE 9 LP	CITRINE BIOTECH 10 LP

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